Equity	6 Months Ended
Mar. 31, 2024
Equity [Abstract]
EQUITY

NOTE 11 — EQUITY

Ordinary shares

The Company was established under the laws of the Cayman Islands on September 29, 2021. The authorized number of ordinary shares upon incorporation of the Company was 5,000,000,000 shares with a par value of $0.00001 per share, and 5,000,000 ordinary shares were issued on September 29, 2021.

On January 15, 2022, the Company issued 130,631 ordinary shares at par value $0.00001 per share to a new investor, Viru Technology Limited (the “Viru Technology”). The total cash consideration of $2,000,000 was received in April 2022.

On September 16, 2022, the Company’s shareholders and Board of Directors approved a 1-to-5 share split, following which the authorized share capital of $50,000 was divided into 25,000,000,000 ordinary shares with a par value of $0.000002 each, and the issued shares was divided into 25,000,000 ordinary shares. On September 16, 2022, all the existing shareholders of the Company surrendered a total of 1,653,155 ordinary shares of $0.000002 par value each for no consideration, of which 41,155 ordinary shares were surrendered by Viru Technology. The Company has cancelled the 1,653,155 of surrendered shares concurrently. The Company believes its is appropriate to reflect the share split on a retrospective basis pursuant to ASC 260. The Company has retrospectively restated all shares and per share data for all periods presented.

On November 15, 2022, all existing shareholders surrendered in an aggregative of 381,963 ordinary shares on a pro-rata basis for no consideration. The Company has cancelled the 381,963 of surrendered shares concurrently. On the same day, the Company, together with Mr. Haogang Yang, our founder and CEO, certain BVI founder entities and all its subsidiaries in Hong Kong and mainland China, entered into an equity investment agreement with Standard International Capital Partners SPC (for and on behalf of Standard International Capital Partners Fund I SP), a segregated portfolio company organized and existing under the laws of the Cayman Islands (the “Investor”), pursuant to which the Investor agreed to invest $1.5 million in Global Mofy Cayman for 381,963 ordinary shares.

On February 10, 2023, the Company entered into a share purchase agreement with Anguo Jijian Enterprise Management Co., Ltd (“Anguo”), Anjiu Jiheng Enterprise Management Co., Ltd (“Anjiu”), and Anling Management Co., Ltd (“Anling”), pursuant to which the Company issued 740,829, 740,829, and 444,497 ordinary shares, par value US$0.000002, to Anguo, Anjiu, and Anling, respectively, for an aggregate issue price of $9.4 million (RMB65,000,000). All of the $9.4 million was received at the end of March 2023.

In October 2023, the Company completed initial public offering, issued and sold 1,240,000 Ordinary Shares, of which 1,200,000 shares related to the public offering, and 40,000 shares to an over-allotment arrangement, at $5.00 per share for $6.2 million. The net proceeds of $5.2 million after deducting underwriting discounts and the offering expenses payable was received by the Company.

On December 29, 2023, the Company reach agreement to sell 1,379,313 ordinary shares accompanying warrants of 2,068,970 shares to two institutional investors established in the United States and Canada respectively, at $7.25 per share for $10.0 million (“the Transaction”). The date of original issuance is January 3, 2024 (“Issuance Date”). The net proceeds of $8.9 million was received on January 4, 2024.

As a result, there were 28,545,468 and 25,926,155 ordinary shares issued and outstanding as of March 31, 2024 and September 30, 2023, respectively.

Warrants (“The Warrant”)

On the Issuance Date, the investors were issued warrants to purchase up to 2,068,970 Ordinary Shares, exercisable at $8.00 per share for thirty-six months from the Issuance Date.

On the Issuance Date, Sabby Volatility Warrant Master Fund, Ltd. was issued warrants to purchase up to 1,241,381 Ordinary Shares, exercisable at $8.00 per share for thirty-six months from the Issuance Date.

As of March 31, 2024, there were 2,068,970 warrants outstanding. The Warrants contain an alternate cashless exercise right for the warrant holders to exercise some or all of warrant into 0.4 of ordinary shares without consideration after six months of the Issuance Date. The Warrants are classified as a liability. The Company uses the Binominal Tree pricing model to value the Warrants and the fair value allocated to the Warrants at the date of issuance was $7,772,140. The fair value of these warrants is classified as Level 3 in the fair value hierarchy.

The fair value of the warrants liability as at March 31, 2024, was $1,028,821 resulting in a gain on changes in fair value of $6,743,319 for the six months ended March 31, 2024.

The fair value was determined using the Binominal Tree pricing model and the following assumptions:

	January 3, 2024	March 31, 2024
Share price	$4.83	$0.82
Exercise price	$8.00	$8.00
Expected dividend yield	-	-
Risk free interest rate	4.08%	4.46%
Expected life	3.0	2.8
Expected volatility	$140.1%	$137.6%

Statutory reserve

In accordance with the PRC Company Laws, the Company’s subsidiaries in the PRC are required to provide for statutory reserves, which are appropriated from net profit as reported in the Company’s PRC statutory accounts. They are required to allocate 10% of their after-tax profits to fund statutory reserves until such reserves have reached 50% of their respective registered capital. These reserve funds, however, may not be distributed as cash dividends. As of September 30, 2023 and 2022, the statutory reserves of the Company’s PRC subsidiaries have not reached 50% of their respective registered capital. As of March 31, 2024 and September 30, 2023, the Company’s PRC subsidiaries collectively attributed $1,086.591 and $368,271 of retained earnings for their statutory reserves, respectively.

Restricted net assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s subsidiaries.

Foreign exchange and other regulations in the PRC may further restrict the Company’s subsidiaries from transferring funds to the Company in the form of dividends, loans and advances. Amounts restricted include paid-in capital and statutory reserves of the Company’s PRC subsidiaries as determined pursuant to PRC generally accepted accounting principles. As of March 31, 2024 and September 30, 2023, restricted net assets of the Company’s PRC subsidiaries were $4,818,819 and $4,100,499, respectively.